Exhibit 99.2

Maximizing AS&E shareholder value and delivering significant benefits to stakeholders 1 AS&E Enters into Definitive Agreement to be Acquired by OSI Systems

Important Additional Information Will be Filed with the SEC American Science & Engineering, Inc. (“AS&E”) plans to file with the Securities and Exchange Commission (“SEC”) and mail to its shareholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about AS&E, OSI Systems, Inc. (“OSI”), the transaction, and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by AS&E and OSI through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to download copies of the Proxy Statement from the AS&E website at http://ir.as-e.com/sec.cfm or by emailing ir@as-e.com. AS&E, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding AS&E’s directors and executive officers is contained in AS&E’s Form 10-K for the year ended March 31, 2016 and its proxy statement dated July 29, 2015, which are filed with the SEC. Information about the directors and executive officers of AS&E and a more complete description of the interests of AS&E’s directors and executive officers will be available in the Proxy Statement regarding the acquisition when it becomes available. Safe Harbor Statement: This presentation contains statements concerning the proposed transaction between AS&E and OSI, the ability to consummate the transaction, the expected benefits of the transaction and benefits and synergies of the transaction that may constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 (the “Reform Act”). Forward-looking statements within the meaning of the Reform Act are generally identified through the inclusion of terms such as "believes," "anticipates," "plans," "expects," “intends,” “may,” “should,” “estimates” or other similar expressions. Actual results might differ materially from those projected in any forward-looking statements. Factors which might cause actual results or events to differ materially from those projected in the forward-looking statements contained herein include the following: uncertainties regarding the timing of the closing of the transaction; uncertainties as to how many of the Company’s shareholders will vote in favor of the transaction; the possibility that various closing conditions to the merger may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the transaction; that there is a material adverse change to AS&E; the interference with business resulting from distraction of the Company’s employees; the integration of the Company’s business into OSI is not as successful as expected; the failure to realize anticipated synergies and cost savings; other business effects, including reductions, delays or cancellations of orders; disruption in the supply of any source component incorporated into Company’s products; the Company’s ability to protect and enforce its intellectual property; potential product liability claims against the Company; global political and economic trends and events which affect public perception of the threat presented by drugs, explosives and other contraband and influence the spending of governments and private organizations; future reductions in federal funding; the potential insufficiency of Company resources, including human resources, capital, plant and equipment and management systems, to accommodate any future growth; technical problems and other delays that could impact new product development and the Company’s ability to implement changes in technology and customer requirements; competitive pressures; the impact of lengthy sales cycles and customer delays both in United States government procurement and procurement abroad on the Company’s cash flows; changes in U.S. or foreign regulations that affect the use or export of the Company’s products; general economic conditions, and other factors discussed in the "Risk Factors" section of the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K. These forward-looking statements speak only as of the date of this press release, and the Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 2

Transaction Overview 3 Price Per Share $37.00 in cash for each outstanding share of AS&E’s common stock Transaction Multiple 29x LTM FY16 Adj. EBITDA(1) at announcement Equity Value $269 million Enterprise Value $184 million (net of $85 million of cash(2)) Fully Committed Financing No financing contingency: OSI expects to fund the acquisition with a combination of cash on hand and existing revolver capacity Clear Roadmap to Completion Subject to the approval of AS&E shareholders and customary closing conditions, including the expiration or termination of the applicable waiting period under the U.S. Hart-Scott-Rodino Antitrust Improvements Act Anticipated Closing Closing expected as quickly as possible and no later than the end of 2016 Adjusted EBITDA excludes stock based compensation expense and non-recurring and/or non-cash items (severance expense, refund of employment-related taxes, E&O charge, inventory write-off, GSA investigation legal fees, bad debt expense and M&A-related expenses) Represents cash & cash equivalents and short-term and long-term restricted cash as of March 31, 2016 adjusted for $3.6 million payment of dividends on June 1, 2016

Maximizes Value for AS&E Shareholders 4 Provides AS&E shareholders with significant immediate and certain cash value of $37.00 per share Reflects the culmination of a comprehensive process to maximize shareholder value: Transaction is the result of a careful assessment of worldwide market conditions and is strategically timed to capitalize on current industry dynamics AS&E thoroughly reviewed a range of options to maximize shareholder value with the assistance of its independent financial and legal advisors Objective and thorough process: AS&E’s Board unanimously approved the transaction after thorough consideration of all available alternatives Competitive and attractive acquisition multiple Offer price represents a 29x multiple of FY16A Adjusted EBITDA of $6.4 million(1) Represents a premium to current stock price Delivers 14% premium to share price and 23% premium to Enterprise Value as of June 20, 2016 Represents an Equity Value of $269 million (including approximately $85 million of cash(2)) Based on the volume weighted average price for the 90 days up to and including June 20, 2016, $37.00 per share represents: 25% premium to price 40% premium to Enterprise Value Delivers significant premium and certainty of cash value Adjusted EBITDA excludes stock based compensation expense and non-recurring and/or non-cash items (severance expense, refund of employment-related taxes, E&O charge, inventory write-off, GSA investigation legal fees, bad debt expense and M&A-related expenses) Represents cash & cash equivalents and short-term and long-term restricted cash as of March 31, 2016 adjusted for $3.6 million payment of dividends on June 1, 2016

Delivering Significant Benefits for All Stakeholders 5 Creates comprehensive offering of non-intrusive inspection solutions, from low-energy to high-energy detection technology, including cargo, parcel, personnel, and aviation Enhanced scale drives ability to deliver innovative, technology-driven products Combination of technology and experience will help address customers’ most complex problems and needs faster Strengthens our global services reach by combining our companies’ services organizations Customers: Enhanced Scale with More Comprehensive Detection Solutions and Services OSI expects to maintain AS&E’s current operations in Billerica, MA as an essential part of an expanded security scanning business unit Accelerates AS&E strategic growth initiatives of global expansion, portfolio expansion, and services evolution Access to larger global customer base by leveraging mutual channel and complementary market strengths Strengthens our position in Ports application market with addition of a broad portfolio of high-energy solutions Fills key portfolio gaps: high-energy mobile and portals, comprehensive parcel line, and aviation explosive detection products Facilitates our entry into managed services Employees: Access to More Opportunities as Part of a Larger, Stronger Organization